Principal Funds, Inc.
Supplement dated September 15, 2017
to the Statement of Additional Information dated March 1, 2017 as revised May 2, 2017 as amended and restated June 12, 2017 and September 6, 2017
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second to the last sentence in the first paragraph and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Directors.
Independent Directors
Add the following paragraph to the alphabetical list of Independent Directors:
Christopher O. Blunt. Mr. Blunt has served as a Director of PFI and PVC and as a Trustee of the Trust since 2017. Christopher Blunt served in various capacities at New York Life Insurance Company from 2004 - 2017, most recently as the President of the Investments Group. Prior to New York Life, he was Chairman and Chief Executive Officer of Giving Capital Inc. Through his education and employment experience, Mr. Blunt is experienced with financial, regulatory and investment matters.
Management Information
Add the following row to the Independent Directors table in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Christopher O. Blunt 711 High Street Des Moines, IA 50392 1962	Director Member Nominating & Governance Committee	Since 2017	Formerly, President of Investments Group, New York Life Insurance Company	131	MainStay Funds Trust* MainStay VP Funds Trust MainStay Defined Term Municipal Opportunities Fund Investment Company Institute (ICI)
*One of the Fund’s sub-advisors (T. Rowe Price) also serves as a sub-advisor for the MainStay Funds.
In the Independent Directors (not Considered to be “Interested Persons”) table, in the Fund column, delete “Govt & High Quality Bond” and replace with “Government & High Quality Bond”.

Add the following column to the Independent Directors (not Considered to be “Interested Persons”) table in alphabetical order:

Fund	Blunt*
Core Plus Bond	A
Diversified International	A
Equity Income	A
Global Diversified Income	A
Global Real Estate Securities	A
Government & High Quality Bond	A
High Yield	A
Income	A
Inflation Protection	A
International Emerging Markets	A
LargeCap S&P 500 Index	A
MidCap	A
Money Market	A
Principal Capital Appreciation	A
Principal LifeTime 2010	A
Principal LifeTime 2030	A
Real Estate Securities	C
SAM Balanced	A
SAM Flexible Income	A
Short-Term Income	A
SmallCap	A
SmallCap Value II	A
Total Fund Complex	C
*Mr. Blunt was not a director as of December 31, 2016.
Add the following row to the Compensation table on page 52 in alphabetical order:

Director	The Funds In this SAI*	Fund Complex
Christopher O. Blunt **	$0	$0
** Director’s appointment effective September 12, 2017.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective October 2, 2017, under Investment Advisors, delete the Sub-Advisor: DDJ Capital Management, LLC section, and replace with the following:

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) is a privately-owned Massachusetts limited liability company. David Breazzano, DDJ’s co-founder, president and chief investment officer, is the largest equity owner and holds 100% voting control of the firm.

Fund(s):    a portion of the assets of Global Diversified Income and a portion of the assets of High Yield I
Effective October 2, 2017, under Investment Advisors, delete the Sub-Advisor: J.P. Morgan Investment Management Inc. section.

Effective October 2, 2017, under Investment Advisors, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”) is directly owned by MBC Investments Corporation.  MBC Investments Corporation is directly owned by BNY Mellon IHC, LLC, which in turn is owned by BNY Mellon.

Fund(s):    a portion of the assets of High Yield I
Under Investment Advisors, delete the Sub-Advisor: Logan Circle Partners, LLC section and replace with the following:

Sub-Advisor:	Logan Circle Partners, L.P. (“Logan Circle”), is a wholly-owned indirect subsidiary of MetLife, Inc.
Fund(s):    a portion of the assets of Global Diversified Income
Effective October 1, 2017, under Management Agreement, delete the row for Diversified International from the second table on page 57, and insert the following table after the third table on page 57:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $7 billion	Over $10 billion
Diversified International	0.90%	0.88%	0.86%	0.85%	0.83%	0.80%	0.79%
Effective October 1, 2017, under Management Agreement, delete the row for MidCap from the second table on page 57, and insert the following table after the fifth table on page 58:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $9.5 billion	Over $12.5 billion
MidCap	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%	0.57%
Effective October 1, 2017, under Contractual Limits on Total Annual Fund Operating Expenses, in the table for Classes A, C, J and Inst., delete the rows for the following Funds, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Global Diversified Income	N/A	N/A	N/A	0.75%	2/28/2019
Money Market	0.50%	1.50%	0.65%	0.50%	2/28/2019
Effective January 1, 2018, in the tables under Contractual Limits on Total Annual Fund Operating Expenses, delete the rows for the SAM Portfolios, and add the following at the end of the sub-section:
PGI has contractually agreed to reduce its management fees so that certain Fund's Total Operating Expenses (including acquired fund fees and expenses, but excluding interest expense, expenses related to fund investments, and other extraordinary expenses) do not exceed certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by PGI are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits.
The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
SAM Balanced	1.31%	2.05%	1.13%	0.97%	2/28/2019
SAM Conservative Balanced	1.24%	1.99%	1.06%	0.90%	2/28/2019
SAM Conservative Growth	1.32%	2.07%	1.15%	0.98%	2/28/2019
SAM Flexible Income	1.13%	1.88%	0.98%	0.83%	2/28/2019
SAM Strategic Growth	1.34%	2.09%	1.15%	0.97%	2/28/2019

Fund	R-1	R-2	R-3	R-4	R-5	Expiration
SAM Balanced	1.84%	1.71%	1.53%	1.34%	1.22%	2/28/2019
SAM Conservative Balanced	1.77%	1.64%	1.46%	1.27%	1.15%	2/28/2019
SAM Conservative Growth	1.85%	1.72%	1.54%	1.35%	1.23%	2/28/2019
SAM Flexible Income	1.68%	1.55%	1.37%	1.18%	1.06%	2/28/2019
SAM Strategic Growth	1.84%	1.71%	1.53%	1.34%	1.22%	2/28/2019
Effective October 1, 2017, under Contractual Management Fee Waivers, delete the rows for the following funds and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
Core Plus Bond	0.060%	2/28/2019
LargeCap Value III	0.062%	2/28/2019
Overseas	0.065%	2/28/2019
SmallCap Growth I	0.092%	2/28/2019
SmallCap Value II	0.030%	2/28/2019
Effective October 1, 2017, under Contractual Management Fee Waivers, add the following to the alphabetical list of Funds in the table:

Contractual Fee Waivers
Fund	Waiver	Expiration
Global Diversified Income	0.010%	2/28/2019

PORTFOLIO MANAGER DISCLOSURE
Effective October 2, 2017, in the Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers) section, add the following information to the Other Accounts Managed and Ownership of Securities tables:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James W. Fennessey: High Yield Fund I *
Registered investment companies	15	$6.6 billion	0	$0
Other pooled investment vehicles	54	$35.6 billion	0	$0
Other accounts	0	$0	0	$0
Randy L. Welch: High Yield Fund I *
Registered investment companies	15	$6.6 billion	0	$0
Other pooled investment vehicles	54	$35.6 billion	0	$0
Other accounts	0	$0	0	$0
* Information as of July 31, 2017

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey *	High Yield I	None
Randy L. Welch *	High Yield I	None
* Information as of July 31, 2017
In the Sub-Advisor: Columbus Circle Investors section, add the following information to the Other Accounts Managed and Ownership of Securities tables in alphabetical order:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Christopher T. Corbett: MidCap Growth Fund *
Registered investment companies	2	$371.0 million	0	$0
Other pooled investment vehicles	2	$48.0 million	0	$0
Other accounts	46	$1.8 billion	0	$0
* Information as of July 31, 2017
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Christopher T. Corbett *	MidCap Growth Fund	None
* Information as of July 31, 2017
Effective October 2, 2017, delete references to Sub-Advisor: J.P. Morgan Investment Management, Inc. and Sub-Advisor: Neuberger Berman Investment Advisers LLC from the Portfolio Manager Disclosure section.

APPENDIX C - PROXY VOTING POLICIES
Effective October 2, 2017, delete J.P. Morgan Investment Management, Inc.’s Proxy Voting Policy from the alphabetical list of proxy policies.
Effective October 2, 2017, add Mellon Capital Management Corporation’s Proxy Voting Policy to the alphabetical list of proxy policies.

MELLON CAPITAL MANAGEMENT

Proxy Voting

POLICY:
As investment advisor, Mellon Capital Management Corporation (“Mellon Capital') is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital's proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation's (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR
ACCOUNT SET-UP &

MONITORING OF ISS:
Mellon Capital's Onboarding Team has implemented procedures designed to ensure that; (1) the client's custodian is instructed to send their client's proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS' activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:
Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital's Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

MELLON CAPITAL MANAGEMENT

VOTING BNY MELLON

STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MELLON CAPITAL MANAGEMENT

Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY

1.
Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon's participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.
Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.
Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

MELLON CAPITAL MANAGEMENT

6.
“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.
Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.
Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

MELLON CAPITAL MANAGEMENT

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.
Charter - We maintain a Charter which lists the Committee's responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.